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                                                                    EXHIBIT 10.6

                                FIRST AMENDMENT
                                       TO
                          ADVISORY SERVICES AGREEMENT


     FIRST AMENDMENT, dated as of June 27, 1997 (this "Amendment"), to the
                                                       ---------
Advisory Services Agreement referred to below, between Global Telesystems Ltd., a company organized under the laws of Bermuda (the "Company") and PCG Telecom Services LLC, a Delaware limited liability company ("Service Co.").


                             W I T N E S S E T H :
                             -------------------


     WHEREAS, the Company and Service Co. are parties to the Advisory Services Agreement, dated as of March 25, 1997 (as heretofore amended, supplemented or otherwise modified, the "Existing Agreement"; and as amended by this Amendment and as may be further amended, supplemented or otherwise modified from time to time, the "Agreement");

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement; and

     WHEREAS, the Company and Service Co. have agreed to amend certain terms of the Existing Agreement, but only on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereby agree as follows:

     1.   Defined Terms.  Capitalized terms used herein and not otherwise
          -------------
defined herein shall have the meanings assigned to them in the Agreement.

     2.   Amendment to Section 2(a).  Section 2(a) of the Existing Agreement is
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hereby amended by deleting the second sentence of said Section in its entirety and by substituting, in lieu thereof, the following:

  "The Fee shall be payable in quarterly installments, in arrears, on the last business day of each February, May, August and November; provided, however,
                                                           --------  -------
  that the Fee payable in respect of Presale Proceeds (as defined in the Credit Agreement referred to below) shall not be payable until the earlier of (i) the Initial Principal Payment Date (as defined in the Credit Agreement) and (ii) the date of System Final Completion (as defined in the Credit Agreement), provided that with respect to this clause (ii) only, if the Debt Reserve Account does not have a balance therein in an amount equal to at least the amount referred to in clause fourth of Section 8.08(a) of the Credit Agreement
                               ------
  as of the date of System Final Completion, no more than $500,000 of the Fee payable
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                                                                               2

  with respect to Presale Proceeds shall be payable on such date, with the remainder of such Fee payable on and after the Initial Principal Payment Date in accordance with Article VIII of the Credit Agreement. For purposes of this
  Section 2(a), the 'Credit Agreement' means the Credit Agreement, dated as of June __, 1997, among the Company, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, and Canadian Imperial Bank of Commerce, as Lead Agents, Deutsche Bank AG, New York Branch, as the Administrative Agent, Canadian Imperial Bank of Commerce, as the Syndication Agent, the Documentation Agent and the Issuing Bank, and Deutsche Morgan Grenfell Inc. and CIBC Wood Gundy Securities Corp., as the Arrangers, as the same may be amended, supplemented or otherwise modified from time to time."

     3.   Conditions Precedent to Effectiveness. This Amendment shall become
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effective upon its execution and delivery by each of the parties hereto. This
Amendment shall no longer be effective once all obligations under the Credit Agreement shall have been paid in full and the commitments thereunder shall have been terminated.

     4.   Limited Effect. Except as expressly amended as provided for herein,
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the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment shall be limited solely for the purposes and to the extent expressly set forth herein and nothing herein express or implied shall constitute an amendment, supplement, modification or waiver to or of any other term, provision or condition of the Agreement.

     5.   GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
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PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAW OF THE STATE OF NEW YORK.

     6.   Counterparts. This Amendment may be executed by the parties hereto on
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any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

                                          GLOBAL TELESYSTEMS LTD.


                                          By:    /s/ David Lee
                                                 ----------------------------
                                                 Name: David Lee
                                                 Title:


                                          PCG TELECOM SERVICES LLC


                                          By:    /s/ Barry Porter
                                                 -----------------------------
                                                 Name: Barry Porter
                                                 Title: